UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2026

TECNOGLASS INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	98-1271120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 NW 49th Street, Miami, Florida 33142

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	TGLS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 16, 2026, Tecnoglass Inc. (the “Company”) held its Annual General Meeting. As disclosed in the Company’s proxy statement/prospectus for the Annual General Meeting filed with the U.S. Securities and Exchange Commission on May 14, 2026 (the “Proxy Statement”), the Company’s shareholders considered three proposals: (i) a proposal to approve the Company’s de-registration in the Cayman Islands and the Company’s continuation in the State of Florida (the “Continuation Proposal”), (ii) subject to the approval of the Continuation Proposal, a proposal to approve and adopt the Articles of Incorporation and Bylaws of the Company to be effective from the effective date of the Company’s continuation in Florida (the “Charter Documents Proposal”), (iii) a proposal to elect three Class A directors to serve for the ensuring three-year period and until their successors are elected and qualified and (iv) a proposal to approve the ratification of PwC Contadores y Auditores S. A. S. as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”).

The results of the matters voted on at the Annual General Meeting are set forth below:

Proposal No. 1 – The Continuation Proposal

The Company’s de-registration in the Cayman Islands and the Company’s continuation in the State of Florida as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote

39,733,381	472,912	5,803	1,677,872

Proposal No. 2 – The Charter Documents Proposal

The approval of the Articles of Incorporation and Bylaws of the Company to be effective from the effective date of the Company’s continuation in Florida as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote

40,163,938	40,148	8,010	1,677,872

Proposal No. 3 - Election of Class A Directors

The election of each Class A director nominee was approved, as follows:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Vote

Anne Louise Carricarte	33,084,639	7,117,733	9,724	1,677,872

Luis Fernando Castro Vergara	36,364,751	3,843,315	4,030	1,677,872

Carlos Alfredo Cure Cure	34,711,284	5,492,068	8,744	1,677,872

Proposal No. 4 – The Auditor Ratification Proposal

The ratification of PwC Contadores y Auditores S. A. S. as the Company’s independent registered public accounting firm for the year ending December 31, 2026 as follows:

Votes For	Votes Against	Abstain

41,852,042	31,414	6,512

Accordingly, all of the proposals submitted to shareholders were approved.

The Company’s continuation to the State of Florida and the adoption of the Articles of Incorporation and Bylaws of the Company to be effective from the effective date of the Company’s continuation in Florida remain subject to various conditions as set out in the Company’s Proxy Statement for the Annual General Meeting, and are expected to be completed in July 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2026

TECNOGLASS INC.

By:	/s/ Jose M. Daes
Name:	Jose M. Daes
Title:	Chief Executive Officer